                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 2, 2005

                                OSPREY GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

            000-28107                                88-0399260
     (Commission File Number)            (IRS Employer Identification No.)

                   41A AVENUE ROAD, TORONTO, ONTARIO, L4G 6Z8

               (Address of Principal Executive Offices)(Zip Code)

                                 (416) 955-1588
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see general Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a012 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS


        (1) As of November 2, 2005 Osprey Gold Corp. is in receipt of the Order Following September 26, 2005 Finding Plaintiffs, Gordon Leliever, Betty North, Douglas Budden, and Boardwalk Creations, Ltd., in Contempt of Court, Issuing Sanctions Against Plaintiffs, Striking Plaintiff's Complaint and Dismissing With Prejudice Plaintiffs' Entire Action.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OSPREY GOLD CORP.


                                              By: /s/ Georges Benarroch
                                                  ----------------------------
                                              Georges Benarroch President



November 8, 2005



                                 EXHIBIT INDEX

Exhibit        Description of Exhibit
-------        ----------------------
 99.1          Order Following September 26, 2005 Finding Plaintiffs, Gordon
               Leliever, Betty North, Douglas Budden, and Boardwalk Creations,
               Ltd., in Contempt of Court, Issuing Sanctions Against
               Plaintiffs, Striking Plaintiff's Complaint and Dismissing With
               Prejudice Plaintiffs' Entire Action.